UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32499	23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055
(Address of principal executive offices) (Zip Code)

(717) 972-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger and Reorganization...
Select Medical Corporation press release, dated November 19, 2004
Letter Agreement, dated as of November 19, 2004...

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2004, Select Medical Corporation (“Select”), SemperCare, Inc. (“SemperCare”), Camp Hill Acquisition Corp., a wholly owned subsidiary of Select (“Camp Hill”), and Jeffrey J. Collinson, as Stockholders’ Agent, entered into an Agreement and Plan of Merger and Reorganization (the “SemperCare Merger Agreement”), pursuant to which Select will acquire SemperCare for approximately $100 million in cash. The purchase price is subject to upward or downward adjustment based on the level of SemperCare’s net working capital on the closing date.

The transaction, which is expected to close in the first quarter of 2005, is subject to a number of closing conditions, including approval of the Merger by the stockholders of SemperCare (which approval has been obtained), the approval of the lenders under Select’s credit agreement and the expiration of the applicable waiting period under the Hart-Scott-Rodino Act and other customary conditions.

Pursuant to Section 4.2 of the Agreement and Plan of Merger, dated as of October 17, 2004, among EGL Holding Company (“Holding”), EGL Acquisition Corp. (“Acquisition”) and Select (the “Select Merger Agreement”), Holding and Acquisition have each consented by letter agreement dated November 19, 2004 (the “Letter Agreement”) to the execution, delivery and performance by Select and Camp Hill of the SemperCare Merger Agreement and the consummation of the transactions contemplated thereby.

The foregoing description of the SemperCare Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the SemperCare Merger Agreement. A copy of the Sempercare Merger Agreement, the press release issued by Select on November 19, 2004 announcing the SemperCare Merger Agreement and the Letter Agreement are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and among Select Medical Corporation, Camp Hill Acquisition Corp., SemperCare, Inc. and Jeffrey J. Collinson, as Stockholders’ Agent, dated as of November 19, 2004.

99.1	Select Medical Corporation press release, dated November 19, 2004.

99.2	Letter Agreement, dated as of November 19, 2004, between EGL Holding Company, EGL Acquisition Corp. and Select Medical Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION
Date: November 23, 2004	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and among Select Medical Corporation, Camp Hill Acquisition Corp., SemperCare, Inc. and Jeffrey J. Collinson, as Stockholders’ Agent, dated as of November 19, 2004.

99.1	Select Medical Corporation press release, dated November 19, 2004.

99.2	Letter Agreement, dated as of November 19, 2004, between EGL Holding Company, EGL Acquisition Corp. and Select Medical Corporation.